SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 6, 2003

                               EMCORE CORPORATION

               (Exact name of registrant as specified in charter)

        New Jersey                   0-22175                  22-2746503
   -------------------             ------------              --------------
     State or other               (Commission                 (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation

145 Belmont Drive, Somerset, New Jersey                              08873
---------------------------------------                            ----------
 (Address of principal offices)                                    (Zip Code)

Registrant's telephone number including area code     (732) 271-9090

(Former name or former address, if changed since last report) NOT APPLICABLE

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press Release of EMCORE Corporation ("Registrant") dated August 6, 2003 for its fiscal third quarter ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 6, 2003, the Registrant reported its results of operations for its fiscal third quarter ended June 30, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EMCORE CORPORATION
                                       (Registrant)

                                       By:  /s/ Thomas G. Werthan
                                            -----------------------------------
                                            Thomas G. Werthan
                                            Chief Financial Officer
Dated:  August 6, 2003

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99.1              Press Release dated August 6, 2003